UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 19, 2018

AZZ INC.
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 8 – Other Events

Item 8.01 – Other Events.

On January 19, 2018, AZZ Inc. (“AZZ”) issued a press release reporting the declaration of a cash dividend payment of $0.17 per share to shareholders of record as of February 6, 2018, which will be paid February 20, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
Exhibit 99.1	AZZ Inc.'s press release dated January 19, 2018, reporting a quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
DATE: January 19, 2018	By: /s/ Paul W. Fehlman
Paul W. Fehlman Senior Vice President and CFO